UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Dougherty’s Pharmacy, Inc.
(Name of Registrant as Specified In Its Charter)

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May 21, 2018

Dear Stockholder,

Dougherty’s Pharmacy, Inc. (the “Company”), attempted to hold its Annual Meeting of Stockholders on May 16, 2018, but was unable to achieve a quorum. In order to provide additional time for the Company to obtain a quorum, the meeting date has been adjourned to June 12, 2018, at 1:30 PM, to be held at the Corporate Offices located at 5924 Royal Lane, Suite 250, Dallas, Texas, 75230. Only stockholders of record on the record date of April 13, 2018, will be entitled to and are being requested to vote. If you have already voted and mailed your Proxy and do not wish to change your vote, no action is needed at this time and we thank you for your vote. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s proxy statement and other materials filed by the Company with the SEC remain unchanged and can be obtained free of charge at the SEC’s website (www.sec.gov) or on the Company’s website (www.doughertys.com).

If you have not voted your proxy, in order to obtain a quorum for the meeting, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible in the envelope enclosed for that purpose. Your vote is important to us. Any stockholder attending the meeting may vote in person even if he or she previously returned a Proxy.

In addition, this mailing includes the Dougherty’s Pharmacy, Inc. Annual Report on Form 10-K for 2017 that was omitted from the previous mailing for the meeting held May 16, 2018.

Sincerely,

/s/ James C. Leslie

James C. Leslie
Chairman of the Board, Interim President, Interim Chief Financial Officer and Secretary

5924 Royal Lane, Suite 250, Dallas, TX 75230

DOUGHERTY’S PHARMACY, INC.

5924 Royal Lane, Suite 250

Texas 75230

972.250.0945

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be Held May 16, 2018

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy (the “Proxy”) is being solicited on behalf of the Board of Directors (the “Board”) of Dougherty’s Pharmacy, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 5924 Royal Lane, Suite 250, Dallas, Texas 75230, on June 12, 2018 at 1:30 pm, or at such other time and place to which the Meeting may be adjourned. Proxies, together with copies of this Proxy Statement, are first being mailed to stockholders of record entitled to vote at the Meeting on or about April 30, 2018.

Execution and return of the enclosed Proxy will not affect a stockholder’s right to attend the Meeting and to vote in person. Any stockholder executing a Proxy retains the right to revoke such proxy at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals as recommended by the Board and as further described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on April 13, 2018 are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at the executive offices of the Company. On the April 13, 2018 record date, the Company had 23,087,164 issued and outstanding shares of its common stock (the “Common Stock”).

QUORUM AND VOTING

The presence at the Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock issued and outstanding is necessary to constitute a quorum. Holders of Common Stock are entitled to one vote for each share of Common Stock held on each matter to be voted on at the Meeting. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

•	Proposal One. The nominee receiving the greatest number of votes of the shares of Common Stock issued and outstanding and entitled to vote shall be deemed elected even if he receives the affirmative vote of less than a majority of the shares of Common Stock issued and outstanding and entitled to be voted at the Meeting. Cumulative voting is prohibited in the election of directors, and Proxies cannot be voted for more than one nominee.

•	Proposal Two. The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting and present in person or by Proxy, is required for the ratification of the appointment of Whitley Penn LLP as independent auditors.

The Board unanimously recommends a vote “FOR” each of proposals ONE and TWO as set forth in this Proxy Statement.

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PROPOSAL 1.

ELECTION OF ONE CLASS A DIRECTOR TO HOLD OFFICE UNTIL THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

Our business affairs are managed under the direction of the board of directors, or the Board, consisting of four persons, divided into three classes. Members of each class serve offset terms of three years so that only one class is elected each year. The following table sets forth each class, the directors comprising each class and their respective terms:

CLASS	DIRECTORS	TERM EXPIRING

Class A	Troy Phillips*	2018 Annual Meeting
Class B	Anthony J. LeVecchio* Will Cureton*	2019 Annual Meeting
Class C	James C. Leslie	2020 Annual Meeting
* Independent Director as defined by Nasdaq Rule 5605(a)(2).

The Board has nominated Troy Phillips to serve as the Class A Director. Mr. Phillips has indicated his willingness to serve as a member of the Board of Directors, if elected. However, in the event he shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate

Directors require a plurality of the votes cast in person or by proxy by the Stockholders to be elected. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors assuming a quorum is present or represented by proxy at the Annual Meeting.

The persons designated as proxies will vote the enclosed proxy for the election of the listed nominees unless you direct them to withhold your votes. If a nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the board. The Board recommends that Stockholders vote FOR the nominee.

Below is the name and age of the nominee for the Class A director and the continuing Class B and Class C directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

Nominee for Election for Term Ending with 2021 Annual Meeting

Class A Director

Troy Phillips Age 70, director since 2017. Mr. Phillips has been the Chairman of the Board and CEO of Glast, Phillips & Murray, P.C., a law firm, since 1992. Mr. Phillips specializes in business litigation, devoting a substantial portion of his practice to prebankruptcy strategies, loan workouts, purchase of assets from bankruptcy estates, and refinancings. He also has extensive experience in corporate reorganizations, leveraged buy-outs and avoidance of prebankruptcy transfers. Mr. Phillips has practiced law privately since 1974. Mr. Phillips received his bachelor's degree from North Texas State University and his law degree from the University of Texas at Austin in 1974, where he was a member of the Order of Barristers and the University of Texas State Champion Moot Court Team. He is a member of the College of the State Bar of Texas and is an occasional speaker at legal and professional seminars as well as an author on business bankruptcy law. Mr. Phillips has been admitted to practice and has handled cases before Courts in the State of Texas, the Northern and Eastern Federal Districts of Texas, the Fifth Circuit Court of Appeals, and the United States Supreme Court. Mr. Phillips has been nominated to serve as a director in part because of his legal and business acumen that can greatly benefit the Company.

The Board recommends a vote “FOR” the election of such nominee.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the election of Mr. Phillips as a Class A Director.

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Directors Continuing in Office Until with 2019 Annual Meeting

Class B Directors

Anthony J. LeVecchio Age 71, director since 2004. Mr. LeVecchio has been the President and Principal of The James Group, a general business consulting firm that has advised clients across a range of high-tech industries, since 1988. Prior to forming The James Group in 1988, Mr. LeVecchio was the Senior Vice President and Chief Financial Officer for VHA Southwest, Inc., a regional healthcare system. Mr. LeVecchio currently serves as director, advisor and executive of private and public companies in a variety of industries. He currently serves as Co-Chairman of the Board of Directors of UniPixel, Inc. (UNXL) an industrial film design and manufacturing firm in Santa Clara, California that is listed on The NASDAQ Global Market, and serves on the Audit Committee. He also currently serves as Chairman of the Board of Directors and as Chairman of the Audit Committee for LegacyTexas Bank (LTXB), a community bank based in Plano, Texas that is listed on The NASDAQ Global Select Market. His prior public company boards include Microtune, Inc., DG FastChannel, Inc., and Maxum Health, Inc. Mr. LeVecchio holds a Bachelor of Economics and a M.B.A. in Finance from Rollins College where he serves on the Board of Trustees. Mr. LeVecchio is a lecturing professor for financial statement analysis classes at the University of Texas, Dallas. Mr. LeVecchio was selected to serve on our Board and as the Chairman of the Audit Committee because of his standing as a financial expert and corporate governance expert.

Will Cureton Age 67, director since 2005. Mr. Cureton is President of Richman Southwest Development, LLC, an affiliate of The Richman Group of Companies, which focuses on condo and multifamily projects. From 1997 to 2013, Mr. Cureton was a member and manager of CLB Holdings, LLC, a Texas limited liability company and general partner of CLB Partners, Ltd., a Texas limited partnership ("CLB") engaged in real estate development and which he co-founded in 1997. Prior to co-founding CLB, Mr. Cureton was Chief Operating Officer of Columbus Realty Trust, a real estate investment trust, from 1993 to 1997. In 1987 Mr. Cureton co-founded Texana, a commercial real estate investment and property management company, and served as its President and Chief Executive Officer until 1993. From 1981 to 1987, Mr. Cureton served as an executive officer with The DicoGroup, Inc., a Dallas based real estate investment company. Mr. Cureton started his career with Coopers & Lybrand, where he worked from 1974 to 1981. Mr. Cureton received a Bachelor of Business Administration degree in accounting from East Texas State University (now known as Texas A&M University - Commerce). Mr. Cureton was selected to serve on our Board because of his extensive business dealings.

Director Continuing in Office Until the 2020 Annual Meeting

Class C Director

James C. Leslie Age 62, a director since July 2001, Chairman of the Board since March 2002 and Interim President, Interim Chief Financial Officer and Secretary since January 2018. Mr. Leslie assumed the role of Interim President and Chief Financial Officer in January, 2018 and has served as Chairman of Dougherty’s since March 2002 and as a Director since July 2001. Mr. Leslie Mr. Leslie held the position of Chief Executive Officer of CRESA, a national tenant representation and real estate advisory services firm headquartered in Boston, Massachusetts from 2012 to 2015, after serving on its Board for 10 years. From 2001 to 2011, Mr. Leslie focused primarily on managing his personal investments. Mr. Leslie has positions in one or more subsidiaries, or affiliates, of Dougherty’s Pharmacy. From 1996 through 2001, Mr. Leslie served as President and Chief Operating Officer of The Staubach Company, a full-service international real estate strategy and services firm. From 1988 through March 2001, Mr. Leslie also served as a director of The Staubach Company. Mr. Leslie was President of Staubach Financial Services from 1992 until 1996. From 1982 until 1992, Mr. Leslie served as Chief Financial Officer of The Staubach Company. Mr. Leslie serves on boards of several private companies. Mr. Leslie holds a B.S. degree from The University of Nebraska and an M.B.A. degree from The University of Michigan Graduate School of Business. Mr. Leslie was selected to serve as Chairman of the Board because of his leadership, financial and management experience as well as his ability to provide guidance and valuable insight through his involvement with entrepreneurs and emerging companies consistently during his career.

The positions of the foregoing persons as directors on standing committees of the Board of Directors are shown below under "Committees of the Board of Directors; Meetings".

There are no family relationships among the executive officer or directors. There are no arrangements or understandings pursuant to which any of these persons were elected as an executive officer or director. No director or officer has been involved in any legal proceedings required to be disclosed under Item 401(f) of Regulation SK, but for a personal bankruptcy filed in 2013 by one of our directors, Mr. Will Cureton.

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COMPENSATION OF DIRECTORS

Non Employee Director Compensation

As of December 31, 2017

Annual Cash Retainer	Per Meeting Fees	Annual Restricted Stock Grant
Non-Employee Director $10,000; $2,500 per quarter	In person $500, telephonic $250	20,000 shares vesting over four years
Non-Employee Director and Committee Chairman $20,000; $5,000 per quarter	In person $500, telephonic $250	20,000 shares vesting over four years
Non-Employee Director and Chairman of the Board $120,000; $10,000 per month	In person $500, telephonic $250	20,000 shares vesting over four years

2017 Director Compensation Table

Name	Fees Earned or Paid in Cash	Nonqualified Deferred Compensation Earnings	Total
	($)	($)	($)
James C. Leslie	$120,000	$2,566	$122,566
Anthony J. LeVecchio	$22,500	$2,566	$25,066
Will Cureton	$12,000	$2,566	$14,566
Troy Phillips	$3,500	$–	$3,500

Note: Nonqualified deferred compensation earnings represent the market value of vested shares under our Restricted Share Unit (“RSU”) Incentive Plan.

CORPORATE GOVERNANCE

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met 8 times during the 2017 fiscal year. During fiscal year 2017, each director participated in at least 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings of all committees of the Board on which he served (during the period that he served).

Board Leadership Structure

The current leadership structure of the Company provides for the combination of the roles of the Chairman of the Board and the Interim Chief Executive Officer. The Board believes that the Interim Chief Executive Officer is best situated to serve as the Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Chairman of the Board also serves as the Company’s Interim Chief Financial Officer. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. One of the key responsibilities of the Board is to develop the Company’s strategic direction and hold management accountable for the execution of strategy once it is developed. The Company believes that the combined role of Chairman of the Board and the Interim Chief Executive Officer/Interim Chief Financial Officer is in the best interest of the Company’s stockholders because it promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance of the Company.

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The Company also believes that the combined role of the Chairman of the Board and the Interim Chief Executive Officer is appropriate in light of the independent oversight of the Board. Although the Board has not designated a lead independent director, the Company has a long history of strong independent directors, with 3 out of the 4 current members of the Board (Messrs. Cureton, LeVecchio, and Phillips) being independent. In addition, the Audit and Compensation Committees of the Board are composed solely of independent directors. The Board regularly reviews the Company’s leadership structure and reserves the right to alter the structure as it deems appropriate.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in the Company’s risk management process includes regular or periodic receipt and discussion of reports from management and the Company’s outside counsel and advisers on areas of material risk to the Company, including operational, strategic, financial, legal and regulatory risks.

The Board has also historically delegated the oversight and management of certain risks to the Audit and Compensation Committees of the Board. The Audit Committee is responsible for the oversight of Company risks relating to accounting matters, financial reporting and related party transactions. To satisfy these oversight responsibilities, the Audit Committee regularly meets with and receives and discusses reports from the Chief Financial Officer, the Company’s independent registered public accountant, and the Company’s outside counsel. The Compensation Committee is responsible for the oversight of risks relating to the Company’s compensation and benefit programs. To satisfy these oversight responsibilities, the Compensation Committee regularly meets with and receives and discusses reports from the Interim Chief Executive Officer/Interim Chief Financial Officer to understand the financial, human resources and stockholder implications of compensation and benefit decisions.

The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Business Conduct and Ethics designed to ensure that directors, officers and employees of the Company are aware of their legal and ethical responsibilities and conduct the Company’s business in a consistently legal and ethical manner.

Committees of the Board of Directors; Meetings

The Board has two standing committees, the Audit Committee and the Compensation Committee. The Board does not have a separate Nominating Committee and performs all of the functions of that committee.

The Audit Committee

The Audit Committee has as its primary responsibilities the appointment of the independent auditor for the Company, the pre-approval of all audit and non-audit services, and assistance to the Board in monitoring the integrity of our financial statements, the independent auditor's qualifications, independence and performance and our compliance with legal requirements. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on the Company's website at www.doughertys.com (the contents of such website are not incorporated into this Registration Statement). Anthony J. LeVecchio is the current member and Chairman of the Audit Committee.

The Securities and Exchange Commission ("SEC") has adopted rules to implement certain requirements of the Sarbanes-Oxley Act of 2002 pertaining to public company audit committees. One of the rules adopted by the SEC requires a company to disclose whether the members of its Audit Committee are "independent." Since we are not a "listed" company, we are not subject to rules requiring the members of our Audit Committee to be independent. The SEC also requires a company to disclose whether it has an "Audit Committee Financial Expert" serving on its audit committee.

Based on its review of the applicable rules of The NASDAQ Global Market governing audit committee membership, the Board believes that Mr. LeVecchio is "independent" within the meaning of The NASDAQ Global Market listing standards. The Board does believe that the current member of the Audit Committee satisfies the general definition of an independent director under The NASDAQ Marketplace Rule 5600(a)(2).

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Based on its review of the criteria of an Audit Committee Financial Expert under the rule adopted by the SEC, the Board, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. LeVecchio, the Chairman of the Audit Committee is qualified as an "audit committee financial expert" on the Audit Committee.

Compensation Committee

The Compensation Committee recommends to the Board annual salaries for executive management and reviews all company benefit plans. The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on the Company's website at www.doughertys.com (the contents of such website are not incorporated into this Registrations Statement). The Chairman of the Compensation Committee position is open. The current member of the Compensation Committee is Anthony J. LeVecchio. After a review of the applicable rules of The NASDAQ Global Market governing compensation committee membership, the Board believes that Mr. LeVecchio is “independent” within the meaning of The NASDAQ Global Market Listing Standards.

Nomination Process

The Board does not have a separate Nominating Committee or Charter and performs all of the functions of that committee. The Board believes that it does not need a separate nominating committee because the full Board is relatively small, has the time to perform the functions of selecting Board nominees, and in the past has acted unanimously in regard to nominees.

In view of Dougherty’s size, resources and limited scope of operations, the Board has determined that it will not increase the size of the Board from its current size of five members, including the current vacancy in the Class A director position that the Board intends to fill. In the future, the Board may determine that increased size, scope of operations or other factors would make it advisable to add additional directors. In considering an incumbent director whose term of office is to expire, the Board reviews the director's overall service during the person's term, the number of meetings attended, level of participation and quality of performance. In the case of new directors, the directors will consider suggestions from many sources, including stockholders, regarding possible candidates for directors. The Board may engage a professional search firm to locate nominees for the position of director of the Company. However, to date the Board has not engaged professional search firms for this purpose. A selection of a nominee by the Board requires a majority vote of the Company's directors.

The Board seeks candidates for nomination to the position of director who have excellent decision-making ability, business experience, personal integrity and a high reputation and who meet such other criteria as may be set forth in a writing adopted by a majority vote of the Board of Directors. The committee will use the same criteria in evaluating candidates suggested by stockholders as for candidates suggested by other sources.

Pursuant to a policy adopted by the Board, the directors will take into consideration a director nominee submitted to the Company by a stockholder; provided that the stockholder submits the director nominee and reasonable supporting material concerning the nominee by the due date for a stockholder proposal to be included in the Company's proxy statement for the applicable annual meeting as set forth in the rules of the Securities and Exchange Commission then in effect.

Director Attendance at Annual Meetings

We do not have a policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders. The Board has always encouraged its members to attend its annual meeting.

Stockholder Communications With The Board

Historically, we have not had a formal process for stockholder communications with the Board. We have made an effort to ensure that views expressed by a stockholder are presented to the Board. During the upcoming year, the Board may give consideration to the adoption of a formal process for stockholder communications with the Board.

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CODE OF BUSINESS CONDUCT AND ETHICS

The Board adopted a Code of Business Conduct and Ethics on August 16, 2017, a copy of which is available on the Company's website at www.doughertys.com (the contents of such website are not incorporated into this proxy statement). The Company intends to disclose future amendments to, or waivers from, certain provisions of the Codes of Ethics on the Company’s website within four business days following the date of such amendment or waiver. Upon the written request of any stockholder, the Company will furnish, without charge, a copy of each of the Codes. This request should be directed to the Company’s Secretary at the address indicated above.

STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership of our common stock at March 16, 2018, by:

•	each of our named executive officers and directors;
•	all of our executive officers and directors as a group; and
•	each person or group of affiliated persons, known to us to own beneficially more than 5% of our common stock

In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the vesting of outstanding restricted share units within 60 days of March 16, 2018. Unless otherwise noted in the footnotes to the table, and subject to community property laws where applicable, the individuals listed in the table have sole voting and investment control with respect to the shares beneficially owned by them. Unless otherwise noted in the footnotes to the table, the address of each stockholder, executive officer and director is c/o Dougherty’s Pharmacy, Inc., 5924 Royal Lane, Suite 250, Dallas, Texas 75230. We have calculated the percentages of shares beneficially owned based on 23,087,164 shares of common stock outstanding at March 16, 2018.

	Shares of Common Stock Beneficially Owned *
Person or Group	Number		Percentage
Directors and Named Executive Officers
James C. Leslie (Director, Chairman of the Board, Interim President and Chief Financial Officer)	1,821,315	(1)(2)	7.9%
Mark Heil (President and Chief Financial Officer)	297,882	(2)	1.3%
Anthony J. LeVecchio (Director)	352,973		1.5%
Will Cureton (Director)	52,231		*
Troy Phillips (Director)	3,779,743		16.4%
All Executive Officers and Directors as a Group (5 Persons)	6,304,144		27.3%
* Denotes less than one percent.

(1)	Includes 77,686 shares held in trust for the benefit of James Josiah Leslie, and 77,273 shares held in trust for the benefit of Jenna L. Leslie. Mr. Leslie disclaims beneficial ownership for all 154,959 of these shares.
(2)	Mark Heil, resigned from his role effective January 17, 2018 at which time, James C. Leslie assumed the role of Interim President and Chief Financial Officer.

Change in Control Arrangements.

There are no arrangements, known to the Company, including any pledge by any person of the Company’s securities or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive officers, we believe that all persons subject to reporting filed the required reports on time in 2017, other than six late Form 3 filings for our directors and officers that were due in connection with the effectiveness of our Form 10 Registration Statement.

Company Policy on Qualifying Compensation

The Board of Directors periodically reviews the applicability of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which disallows a tax deduction for compensation to an executive officer in excess of $1.0 million per year. In connection with the Board's periodic review of the potential consequences of Section 162(m), the Board may, in the future, structure the performance-based portion of its executive officer compensation to comply with certain exemptions provided in Section 162(m).

Severance and Change In Control Agreements

We have not entered into any agreements that provide severance or change in control benefits to any of our named executive officers.

TABULAR COMPENSATION DISCLOSURE

Summary compensation

The following table provides summary information concerning compensation paid by us to our principal executive officers and each person who served as our principal financial officer in 2017. In 2017, no other person who served as an executive officer of Dougherty’s at any time during the year had total annual salary and bonus in excess of $100,000.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Other		Nonqualified Deferred Compensation Earnings	Total
		($)	($)	($)(1)		($)(3)	($)
Mark S. Heil	2017	$195,000	–	$3,900		$5,050	$203,950
President and Chief Financial Officer	2016	$204,615	–	$8,223		$6,383	$219,221

Andrew J. Komuves, Jr.,	2017	$182,000	$12,603	$21,154	(2)	$1,377	$217,134
President Pharmacy Operations	2016	$209,615	$13,701	$8,791		$1,667	$233,774

(1)	Fully vested matching contributions to the Company’s 401(k) plan, which all participating employees receive.
(2)	Includes $18,000 of severance related to the resignation of Mr. Komuves effective October 5, 2017.
(3)	Nonqualified deferred compensation earnings represents the market value of vested shares under our RSU Incentive Plan.

Payments Upon Termination Or Change In Control

The Company’s former President and Chief Financial Officer, Mr. Mark Heil, resigned from his role effective January 17, 2018, to pursue other opportunities. Mr. Heil continued in his present capacity until January 28, 2018, after which time he worked in a transitional role through March 2, 2018. Had Mr. Heil been terminated “without cause” on December 31, 2017, he would have been entitled to continued salary payments for four months following such termination, which would have equaled an aggregate payment over four months equal to $65,000. Mr. James C. Leslie, the Company’s Chairman of the Board, now also serves as the Company’s Interim President and Chief Financial Officer in a non-employee capacity, without a formal, written compensation agreement.

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The Company’s former President of Pharmacy Operations, Mr. Andrew Komuves, resigned from his role effective October 5, 2017. Mr. Komuves is receiving continued salary payments for the six months following his resignation in the aggregate payment amount equal to $100,000 that was accrued in the financial statements as of September 30, 2017. Mr. Komuves served without a formal, written employment agreement. The last salary payment to Mr. Komuves occurred on April 20, 2018.

The Company could have terminated either Mr. Heil’s or Mr. Komuves’ employment “without cause” for the following:

•	gross negligence or willful misconduct or malfeasance or the commission of an act constituting dishonesty or other act of material misconduct by the executive that affects the Company, its business, the executive’s employment or his business reputation;

•	any violation of the non-disclosure and invention agreement in place between the executive, provided that the Company acts in a bona fide manner;

•	any other intentional and material breach, including but not limited to, the material failure of the executive to perform the duties reasonably assigned to him, which is not cured without 30 days of written notice of such breach.

Restricted Share Unit Incentive Plan

On November 13, 2013, the Board of Directors approved and adopted the RSU Incentive Plan. The plan has not been approved by the stockholders. Under the plan the Company can award RSUs to employees and non-employee directors and consultants pursuant to restricted stock agreements contingent upon continuous service. Under the restricted stock agreements, the restricted shares will vest annually over a four-year period and will be payable in stock, valued at the fair market value on the grant date. There is not a limit on the number of shares that can be issued from the plan and shares are issued from available common stock. As of December 31, 2017, there were 50,000,000 shares authorized, 24,003,310 shared issued and 22,973,310 shares outstanding. The Board considers the number of shares outstanding adequate for purposes of administering the plan.

As of December 31, 2017, the following shares had been issued under the 2013 RSU Plan.

Year of Issuance:	Number of Shares	Fair Value at Date of Grant	Shares Vested	Non- Vested	Cancelled
2013	120,000	$26,400	115,000	–	5,000
2014	122,100	$30,946	86,700	25,250	10,150
2015	150,000	$39,000	65,000	65,000	15,000
2016	–	–	–	–	–
2017	563,000	$118,230	–	543,000	20,000
	955,100	$214,576	271,700	633,250	50,150

Option Grants in Last Fiscal Year

As of December 31, 2017, the Company does not currently have a stock option plan and there are no outstanding options.

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Vested Share Units in Last Fiscal Year and Fiscal Year-End Share Unit Values

The following table provides information regarding outstanding restricted stock awards granted to the directors and named executive officers under the RSU Incentive Plan that were still outstanding as of December 31, 2017 and the values of those awards. The value is based on the market price of 14 cents as of December 31, 2017.

OUTSTANDING EQUITY AWARDS AT YEAR-END
	Stock Awards
	Equity Incentive Plan Awards
	Number of Unearned Units That Have Not Vested	Market or Payout Value of Unearned Units That Have Not Vested
Name	(#)	($)
James C. Leslie	15,050	$2,107
Anthony J. LeVecchio	15,050	$2,107
Will Cureton	15,050	$2,107
Mark S. Heil	30,100	$4,214

The following table provides information, for the directors and named executive officers, on restricted stock awards vested during 2017.

STOCK VESTED
	Stock Awards
	Equity Incentive Plan Awards
	Number of Share Units Received on Vesting	Value of Share Units Received on Vesting
Name	(#)	($)
James C. Leslie	15,150	$2,516
Anthony J. LeVecchio	15,150	$2,516
Will Cureton	15,150	$2,516
Mark S. Heil	30,200	$4,932

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Through June 2017, Company co-leased separate office space with entities controlled by the Company’s Chairman in the same building. The Company pays certain operating expenses of the other entities and records receivables due from these entities. The Company pays shared office costs of $2,000 through June 2017; $1,000 through December 31, 2017 and $500 thereafter to the entity controlled by the Chairman and records payable due to this entity. At December 31, 2017 and 2016, the Company had net receivables due from these affiliates totaling approximately $6,000 and $12,000, respectively. The receivables due from affiliates are classified in current assets based on the agreements with the affiliates for repayment.

During 2017, the Company received $18,000 and $1,000 as a portion of the sales commission proceeds, used to offset legal and rent expense, from the entity owned by the Company’s Chairman for the renegotiation of the lease for the Company’s flagship store and the corporate offices, respectively, both located in Dallas, Texas.

During the years ended December 31, 2017 and 2016, the Company paid fees to its directors of $49,000 and $56,000, respectively for their roles as members of the Board of Directors and its related committees. Fees paid to the Company’s Chairman totaled $120,000 for management and other services provided.

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The Company does not have an official, written policy regarding the review and approval of related party transactions, and the Board deals with each situation on an individual basis with a majority vote of the Board required in order to approve any such related party transaction.

AUDIT COMMITTEE REPORT

In accordance with the rules of the Securities and Exchange Commission, the foregoing information, which is required by paragraphs (a) and (b) of Regulation S-K Item 306, shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's Regulation 14A, other than as provided in that Item, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

In this context, the Audit Committee has met and held discussions with management and the independent auditors, Whitley Penn LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The Audit Committee discussed with the independent auditors all matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication with Those Charged with Governance) as adopted by the Public Company Accounting oversight Board in Rule 3200T. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures received by the Audit Committee from the independent auditors as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T.

The Audit Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

This report is submitted by the Audit Committee.

Audit Committee

Anthony J. LeVecchio, Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Board has appointed a Compensation Committee consisting of Anthony J. LeVecchio. The Compensation Committee had no meetings in person during 2017; instead the full board performed those functions. The Compensation Committee studies, advises and consults with management respecting the compensation of our officers, and administers our stock-based compensation plans. It also recommends for the board's consideration any plan for additional compensation that it deems appropriate. During the last fiscal year, no executive officer or employee of Dougherty’s Pharmacy served as a member of the Compensation Committee. However, since the Compensation Committee did not meet, and the full board performed these functions, James Leslie participated in the board's deliberations concerning executive compensation. James Leslie did not receive an increase in compensation.

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PROPOSAL 2.

TO RATIFY THE COMPANY’S APPOINTMENT OF WHITLEY PENN LLP TO BE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018.

The Board is seeking shareholder ratification of its selection of Whitley Penn LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

The affirmative vote of the holders of a majority of the Company’s Common Stock represented in person or by proxy and voting at the meeting will be required to ratify the Audit Committee’s selection of our independent registered public accounting firm. The Board of Directors recommends voting FOR approval and ratification of such selection.

Fees Paid to Whitley Penn LLP

Effective August 18, 2015, the Audit Committee of the Board of Directors of Dougherty’s Pharmacy, Inc. engaged Whitley Penn LLP as the independent accountants for the years ended December 31, 2015, 2016 and 2017 and has appointed them as independent auditors to examine our consolidated financial statements for the fiscal year ending December 31, 2018 and to render other professional services as required.

The following table shows the aggregate fees that we paid for the audit and other services provided by Whitley Penn LLP for fiscal years 2017 and 2016.

	2017	2016

Audit Fees	$111,229	$39,509
Audit-Related Fees	–	–
Tax Fees	12,050	11,150
All Other Fees	–	–
Total	$123,279	$50,609

Audit Fees. This category includes the audit of our annual financial statements included in our 2017 Form 10 Registration Statement, review of financial statements included in our 2017 Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and the preparation of an annual "management letter" on internal control matters.

Audit-Related Fees. This category consists of assurance and related services by the independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."

Tax Fees. This category consists of professional services rendered by the independent auditor for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees. This category consists of fees for consultation regarding equity incentive plans, revenue recognition, other compliance matters and other miscellaneous items.

All audit and non-audit services provided to the Company by its independent auditor must be pre-approved by the Audit Committee.

Representatives of Whitley Penn LLP are expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to appropriate questions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the ratification of the Company’s selection of Whitley Penn LLP to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2018.

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STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2019 Annual Meeting of Stockholders, such proposals must be received by the Company not later than December 31, 2018. Such proposals should be directed to: Secretary, Dougherty’s Pharmacy, Inc. at 5924 Royal Lane, Suite 250, Dallas, Texas, 75230.

Pursuant to Rule 14a-4(c) of the Exchange Act of 1934, if a stockholder who intends to present a proposal at the 2019 Annual Meeting of Stockholders does not notify the Company of such proposal on or prior to March 16, 2019, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2019 proxy statement.

EXPENSES OF SOLICITATION

All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telefax or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

The Board knows of no matters other than those described in this Proxy Statement which are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment, and in accordance with Rule 14a-4 promulgated under the Exchange Act.

ANNUAL REPORT

The Annual Report on Form 10-K for 2017 accompanies this Proxy Statement and is also posted on the Company’s website at www.doughertys.com. We will provide without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the financial statements, to each stockholder upon written request to Dougherty’s Pharmacy, 5924 Royal Lane, Suite 250, Dallas, Texas 75230.

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DOUGHERTY’S PHARMACY, INC.

This Proxy is Solicited on Behalf of the Board of Directors

James C. Leslie is hereby constituted and appointed the lawful attorney and proxy of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock of DOUGHERTY’S PHARMACY, INC. (the “Company”) standing in the name of the undersigned on the books of the Company at the close of business on April 13, 2018, at the Annual Meeting of Stockholders to be held at 5924 Royal Lane, Suite 250, Dallas, Texas 75230, at 1:30 P.M., local time on June 12, 2018, or any adjournment thereof, as follows:

PROPOSAL 1: The election of one Class A Director to hold office until the 2021 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.
☐ FOR TROY PHILLIPS	☐ WITHHOLD my vote for TROY PHILLIPS
PROPOSAL 2: To ratify the Company’s appointment of Whitley Penn LLP to be the Company’s independent registered public accounting firm for fiscal year 2018.
PROPOSAL 3: In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1: THE ELECTION OF TROY PHILLIPS AS A CLASS A DIRECTOR, “FOR” PROPOSAL 2: TO RATIFY THE COMPANY’S APPOINTMENT OF WHITLEY PENN LLP TO BE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2018, AND IN THE PROXY’S DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

Please sign proxy as name appears thereon. Joint owners should each sign personally. Trustee and others signing in a representative capacity should indicate the capacity in which they sign.

Date:	, 2018

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Stock Owner Signature

Stock Co-Owner Signature if held jointly